Exhibit 99.1
THE GOODYEAR TIRE & RUBBER COMPANY

LETTER OF TRANSMITTAL AND CONSENT

OFFER TO EXCHANGE
8.75% NOTES DUE 2020
FOR ANY AND ALL OF ITS OUTSTANDING 7.857% NOTES DUE 2011
AND SOLICITATION OF CONSENTS TO AMEND THE RELATED INDENTURE

Expiration Date: 11:59 p.m., New York City time, March 2, 2010, unless extended

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MARCH 2, 2010, UNLESS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”). NOTES TENDERED IN THE EXCHANGE OFFER MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE. A HOLDER VALIDLY TENDERING 7.857% NOTES DUE 2011 FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE UNDER WHICH THOSE NOTES WERE ISSUED. CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE. CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE RELATED 7.857% NOTES AND THE WITHDRAWAL OF ANY 7.857% NOTES WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.

Deliver to the Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Mail, Hand or Overnight Courier: Global Bondholder Services Corporation Attention: Corporate Actions 65 Broadway, Suite 723 New York, New York 10006	By Facsimile (for Eligible Institutions only): (212) 430-3775 Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

The undersigned hereby acknowledges receipt of the preliminary prospectus dated February 2, 2010 (as the same may be amended or supplemented from time to time, the “Prospectus”) of The Goodyear Tire & Rubber Company (“Goodyear”) and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offer of Goodyear (the “Exchange Offer”) to exchange all outstanding 7.857% Notes due 2011 (CUSIP No. 382550AH4) (the “Old Notes”), for their new 8.75% Notes due 2020 (the “New Notes”) and (b) the solicitation of consents (the “Consent Solicitation”) to amend the indenture governing the Old Notes upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. Unless otherwise indicated or the context otherwise requires, references to “the indenture governing the Old Notes” wherever used herein are to the indenture, dated as of March 1, 1999, between the Company and Wells Fargo Bank, N.A., as trustee, as supplemented on August 15, 2001.

For each $1,000 principal amount of outstanding Old Notes that is validly tendered and accepted for exchange, and for which related consents are delivered, holders will receive $1,080 in principal amount of New Notes. All holders whose Old Notes are validly tendered at or prior to the Expiration Date and not validly withdrawn and are accepted for exchange will also receive a cash payment equal to the accrued and unpaid interest on their Old Notes from the last applicable interest payment date up to but excluding the date on which the Exchange Offer is settled (the “Settlement Date”). The aggregate principal amount of New Notes to be issued to any holder in the Exchange Offer will be rounded down to the nearest $1,000. Any fractional portion of New Notes will be paid in cash. As of February 1, 2010, the aggregate principal amount of Old Notes outstanding was $650 million.

This Letter of Transmittal is to be used to accept the Exchange Offer and the Consent Solicitation if the Old Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) held in certificated form and thus are to be physically delivered to the exchange agent. If you are using this Letter of Transmittal to accept the Exchange Offer and the Consent Solicitation, you must complete this Letter of Transmittal in its entirety and then execute and deliver it, with any required signature guarantees and any other required documents, to the exchange agent by the Expiration Date in order to participate in the Exchange Offer and the Consent Solicitation. Any holders of Old Notes held in certificated form must also deliver the certificates representing the Old Notes that the holder wishes to tender in the Exchange Offer and the Consent Solicitation to the exchange agent by the Expiration Date. Delivery is not complete until the required items are actually received by the exchange agent.

Holders of Old Notes tendering their notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender and deliver the related consents through ATOP and need not complete, execute or deliver this Letter of Transmittal.

No guaranteed delivery procedures are being offered in connection with the Exchange Offer and the Consent Solicitation. You must deliver your Old Notes and this Letter of Transmittal to the exchange agent by the Expiration Date to participate in the Exchange Offer and the Consent Solicitation.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY
BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

To effect a valid tender of Old Notes and a valid delivery of consents through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Old Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.

The New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any cash payments for accrued and unpaid cash interest or for fractional portions of New Notes to be issued in the Exchange Offer and the Consent Solicitation will be made by deposit of funds with DTC (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below). Failure to provide the information necessary to effect delivery of New Notes and the related consents will render a tender defective and Goodyear will have the right, which it may waive, to reject such tender.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN
Tendered Old Note(s)
Name(s) And Address(es) of Registered Holder(s)
Exactly As Name(s) Appear(s) on Old Notes.		Principal Amount
(Including Certificate Number(s)*)	Total Principal Amount Held	Tendered**

* The certificate number need not be provided by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. The New Notes will be issued only in denominations of $1,000 and whole multiples of $1,000; if Goodyear would otherwise be required to issue a New Note in a denomination other than $1,000 or a whole multiple of $1,000, Goodyear will, in lieu of such issuance, issue a New Note in a principal amount rounded down to the nearest lesser whole multiple of $1,000 and pay cash exchange consideration equal to the remaining portion of the exchange price of the Old Note tendered in exchange therefor, plus accrued and unpaid interest on such portion, as of the date of exchange.

METHOD OF DELIVERY

CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH. ☐

CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY): ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer and the Consent Solicitation, as set forth in the Prospectus and this Letter of Transmittal (the “Terms and Conditions”), the undersigned hereby (1) tenders to Goodyear the principal amount or amounts of Old Notes indicated in the table above entitled “Description of Old Notes Tendered and in Respect of Which a Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Old Notes indicated in such table) and (2) consents, with respect to such principal amount or amounts of Old Notes, to the proposed amendments described in the Prospectus to the indenture governing the Old Notes and to the execution of a supplemental indenture effecting the proposed amendments.

The undersigned understands that the tenders and consents made hereby will remain in full force and effect unless and until such tenders and consents are validly withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the tenders of Old Notes and the delivery of consents may not be validly withdrawn or revoked after 11:59 p.m., New York City time, on March 2, 2010, unless extended; provided, however, that the undersigned may withdraw any Old Notes tendered in the Exchange Offer that are not accepted by Goodyear for exchange after the expiration of 40 business days from February 2, 2010. The undersigned understands that consents may be revoked only by withdrawing the related Old Notes and the withdrawal of any Old Notes will automatically constitute a revocation of the related consents.

If the undersigned is not the registered holder of the Old Notes indicated in the table above entitled “Description of Old Notes Tendered and in Respect of which a Consent is Given”, then the undersigned has obtained a properly completed irrevocable proxy and, if applicable, bond power that authorize the undersigned to execute and deliver this Letter of Transmittal and tender such Old Notes, if applicable, on behalf of the registered holder thereof. The undersigned understands that any such proxy and bond power, if applicable, must be delivered with this Letter of Transmittal. For purposes of this Letter of Transmittal, “registered holder” means an owner of record of Old Notes, as well as any DTC participant whose name appears on a security position listing as the holder of Old Notes.

The undersigned understands that Goodyear’s obligation to consummate the Exchange Offer and the Consent Solicitation is conditioned on, among other things, the effectiveness of the registration statement of which the Prospectus forms a part and the requirement that Goodyear receive valid tenders, not validly withdrawn, of at least $260 million in aggregate principal amount of Old Notes. The Consent Solicitation, but not the Exchange Offer, is also conditioned on the receipt of valid consents, not validly withdrawn, from holders of at least a majority of the outstanding principal amount of the Old Notes and certain other conditions discussed in the Prospectus. Goodyear reserves the right to amend, modify or waive, at any time, the Terms and Conditions of the Exchange Offer and the Consent Solicitation, subject to applicable law.

The undersigned understands that, subject to the Terms and Conditions, Old Notes properly tendered and accepted and not validly withdrawn will be exchanged for New Notes. The undersigned understands that, under certain circumstances, Goodyear may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the Expiration Date). If any Old Notes are not accepted for exchange for any reason or if Old Notes are withdrawn, unless otherwise indicated herein in the box entitled “Special Issuance and Payment Instructions” below, such unexchanged or withdrawn Old Notes will be returned to the registered holder at Goodyear’s expense promptly after the expiration or termination of the Exchange Offer. Any withdrawn or unaccepted Old Notes will be credited to the tendering holder’s account at DTC, or, if such Old Notes are held in physical form, will be returned to the tendering holder and the related consents will be of no further force or effect.

Subject to and effective upon the acceptance for exchange of Old Notes and the issuance of New Notes and, as applicable, any cash payment, in exchange for Old Notes tendered and related consents delivered, the undersigned hereby:

(1) irrevocably sells, assigns and transfers to or upon Goodyear’s order, all right, title and interest in and to all the Old Notes tendered thereby;

(2) consents to the proposed amendments to the indenture governing the Old Notes;

(3) waives any and all rights with respect to the Old Notes (including any existing or past defaults and their consequences in respect of the Old Notes);

(4) releases and discharges Goodyear and the trustee under the indenture governing the Old Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Old Notes, including any claims that such holder is entitled to receive additional principal or interest payments with respect to the Old Notes (other than as expressly provided in the Prospectus and this Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes;

(5) irrevocably appoints the exchange agent as its true and lawful agent and attorney-in-fact (with full knowledge that the exchange agent also acts as Goodyear’s agent with respect to the tendered Old Notes, with full power coupled with an interest) to:

a. deliver certificates representing the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon Goodyear’s order;

b. deliver to Goodyear and the trustee under the indenture governing the Old Notes such holder’s Letter of Transmittal as evidence of the holders’ consent to the proposed amendments with respect to their tendered Old Notes and as certification that validly delivered and not revoked consents from holders of the requisite aggregate principal amount of outstanding Old Notes to adopt the proposed amendments, duly executed by holders of such Old Notes, have been received, all in accordance with the Terms and Conditions; and

c. receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the Terms and Conditions.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by Goodyear, will constitute a binding agreement between the undersigned and Goodyear upon the Terms and Conditions.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees as follows:

(1) the undersigned is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Old Notes tendered hereby and has full power and authority (i) to tender the Old Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Old Notes, (ii) to consent to the proposed amendments to the indenture governing the Old Notes and (iii) to execute this Letter of Transmittal and make the representations, warranties and agreements made hereby;

(2) the Old Notes being tendered hereby are owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Old Notes by Goodyear, Goodyear will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Goodyear;

(3) the undersigned will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(4) the undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Goodyear to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the supplemental indenture;

(5) the undersigned acknowledges that none of Goodyear, the dealer manger and solicitation agent, the information agent, the exchange agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Goodyear or the offer or sale of any New Notes, other than the information included in the Prospectus (as amended or supplemented to the Expiration Date);

(6) the undersigned has received and reviewed the Prospectus; and

(7) the Terms and Conditions of the Exchange Offer and Consent Solicitation shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The representations, warranties and agreements of a holder tendering Old Notes and delivering related consents shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Old Notes shall mean any holder that exercises sole investment discretion with respect to such Old Notes.

For purposes of the Exchange Offer and the Consent Solicitation, the undersigned understands that Goodyear will be deemed to have accepted for exchange validly tendered and not validly withdrawn Old Notes, or defectively tendered Old Notes with respect to which Goodyear has waived such defect, if, as and when Goodyear gives oral (promptly confirmed in writing) or written notice thereof to the exchange agent. Neither Goodyear nor the exchange agent is under any obligation to notify any tendering holder of Goodyear’s acceptance of tendered Old Notes prior to the expiration of the Exchange Offer.

The undersigned understands that the delivery and surrender of the Old Notes and the delivery of the related consents is not effective, and the risk of loss of the Old Notes does not pass to the exchange agent, until receipt by the exchange agent of (1) timely confirmation of a book-entry transfer of such Old Notes into the exchange agent’s applicable account at DTC pursuant to the procedures set forth in the Prospectus or, if the Old Notes are held in physical form, the delivery of the certificates representing the Old Notes to the exchange agent at the address provided in this Letter of Transmittal, (2) a properly completed and duly executed letter of transmittal or a properly transmitted agent’s message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to Goodyear. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by Goodyear, in its sole discretion, which determination shall be final and binding.

Required Cautionary Language for Individuals Executing this Letter of Transmittal and Consent in the State of New York

If the undersigned is an individual who is executing this document in the State of New York, the undersigned is directed to the following statutory disclosures, which are included below solely for the purpose of ensuring compliance with Section 5-1501B of the New York General Obligations Law governing the execution of a power of attorney by an individual and, except for ensuring the validity of the power of attorney contained in this letter of transmittal, shall not form part of, or in any way affect the interpretation of, this document or the power of attorney contained herein.

Except as otherwise specifically provided herein, the Power of Attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that the undersigned has previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power specifically refers to this Power of Attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2) avoid conflicts that would impair your ability to act in the principal’s best interest;

(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4) keep a record or all receipts, payments, and transactions conducted for the principal; and

(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

NOTE: if the undersigned is an individual (excluding entities such as corporations, partnerships or LLCs) and is executing this Letter of Transmittal in the State of New York, the following acknowledgment must be obtained from a notary public.

STATE OF	)
	)	ss.:
COUNTY OF	)

On the           day of in the year 20           before me, the undersigned, a Notary Public in and for said State, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

(Signature and office of individual
taking acknowledgment)

SPECIAL ISSUANCE AND PAYMENT
INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if certificates for Old Notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue Old Notes and/or cash amounts to:

Name:
(Please Print or Type)

Address:
(Include Zip Code)

(Tax Identification or Social Security Number)
(Please also complete Substitute Form W-9)

Credit unexchanged Old Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if certificates for Old Notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Old Notes Tendered and in Respect of Which a Consent is Given.”

Mail or deliver Old Notes and/or cash amounts to:

Name:
(Please Print or Type)

Address:
(Include Zip Code)

(Tax Identification or Social Security Number)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES
ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the proposed amendments to the indenture governing the Old Notes (and to the execution of the supplemental indenture effecting such amendment) with respect to, the principal amount of Old Notes indicated in the table above entitled “Description of Old Notes Tendered and in Respect of Which a Consent is Given.”

SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) of Old Notes

X

X

Dated:  , 2010

(The above lines must be signed by the registered holder(s) of Old Notes as the name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Goodyear, submit evidence satisfactory to Goodyear of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(Please Print or Type)

Capacity:

Address:
(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 4.

Signature(s) guaranteed by an eligible institution:

Dated:  , 2010

Name:
(Please Print or Type)

Title:

Name of Firm:

Address:
(Include Zip Code)
Area Code and Telephone Number:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
AND CONSENT SOLICITATION

1. Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by holders either if certificates are to be delivered herewith or if tenders of Old Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.

Certificates for all physically tendered Old Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted “agent’s message” through ATOP, as described in the Prospectus, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein by the Expiration Date. No guaranteed delivery procedures are being offered in connection with the Exchange Offer and Consent Solicitation.

The method of delivery of this Letter of Transmittal and all other required documents is at the option and risk of the tendering holder. If delivery is by mail, registered mail, properly insured, with return receipt requested, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

None of Goodyear or the exchange agent is under any obligation to notify any tendering holder of Goodyear’s acceptance of tendered Old Notes prior to the expiration of the Exchange Offer.

2. Delivery of New Notes.  New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the Old Notes Tendered and in Respect of Which a Consent is Given.” Failure to do so will render a tender of Old Notes defective and Goodyear will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New Notes delivered pursuant to the Exchange Offer and Consent Solicitation and to obtain the information necessary to complete the table.

3. Amount of Tenders.  Tenders of Old Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. Book-entry transfers to the exchange agent should be made in the exact principal amount of Old Notes tendered in respect of which a consent is given.

4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures.  For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record of Old Notes as well as any DTC participant whose name appears on a security position listing as the holder of Old Notes. If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or the name on the applicable security position listing without any change whatsoever. If this Letter of Transmittal is signed by a person other than the registered holder of the Old Notes tendered hereby, the Letter of Transmittal must be accompanied by an appropriate proxy and, if applicable, bond power, signed exactly in the name of the registered holder, authorizing the signer to execute and deliver the Letter of Transmittal and, if applicable, the certificates representing the Old Notes tendered hereby on behalf of the registered holder.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•	this Letter of Transmittal is signed by a registered holder of Old Notes who has not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Old Notes are tendered for the account of an eligible institution (as defined below).

For purposes of this Letter of Transmittal, “eligible institution” shall mean any member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

If any of the Old Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

Goodyear will not accept any alternative, conditional, irregular or contingent tenders or consents. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Old Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Goodyear, evidence satisfactory to Goodyear of their authority so to act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Old Notes.

5. Special Issuance and Payment and Special Delivery Instructions.  If a check is to be issued with respect to any cash exchange consideration for the Old Notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the Old Notes Tendered and in Respect of Which a Consent is Given,” the signer of this Letter of Transmittal should complete the “Special Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All Old Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Old Notes were delivered.

6. Transfer Taxes.  Goodyear will pay all transfer taxes, if any, applicable to the transfer and sale of Old Notes to Goodyear in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Old Notes tendered by such holder.

7. U.S. Federal Backup Withholding.  Under U.S. federal income tax laws, cash payments made pursuant to the Exchange Offer and the Consent Solicitation may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder and each other Payee (a “Payee”) should complete and sign the Substitute Form W-9 and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the Payee is a U.S. person, and that (1) the Payee has not been notified by the U.S. Internal Revenue Service (the “IRS”) that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified the Payee that the Payee is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the Payee has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Payee should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, 28% of cash payments made to the Payee will be retained during the 60-day period following the date of the Substitute Form W-9. If the Payee furnishes his, her or its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained will be remitted to the Payee and no further amounts will generally be retained or withheld from cash payments made to the Payee thereafter. If, however, the Payee has not provided the exchange agent his, her or its TIN within such 60-day period, such previously retained amounts will generally be remitted to the IRS as backup withholding. In general, if a Payee is an individual, the TIN is the social security number of such individual. If the exchange agent is not provided with the correct TIN, the Payee may be subject to a $50 penalty imposed by the IRS.

Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require backup withholding of 28% of the amount of any cash payments made pursuant to the Exchange Offer and the Consent Solicitation. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Certain Payees are not subject to these backup withholding and reporting requirements. Generally, in order for a Payee that is not a U.S. person (e.g., a non-U.S. holder) to qualify as an exempt recipient, such Payee must submit a statement (as appropriate, on IRS Form W-8BEN, W-8ECI, W-8EXP or W-RIMY), signed under penalties of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the exchange agent.

Goodyear reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

8. Validity of Tenders.  All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes and delivered consents will be determined by Goodyear in its sole discretion, which determination will be final and binding. Goodyear reserves the absolute right to reject any and all tenders of Old Notes and deliveries of related consents not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Goodyear also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes or deliveries of related consents, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the Exchange Offer and Consent Solicitation (including this Letter of Transmittal and the instructions hereto) by Goodyear shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Goodyear shall determine. None of Goodyear, the dealer manager and solicitation agent, the information agent, the exchange agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer and Consent Solicitation.

9. Waiver of Conditions.  Goodyear reserves the absolute right to amend or waive any of the conditions in the Exchange Offer and Consent Solicitation (with the exception of the registration condition with respect to the Exchange Offer and Consent Solicitation and the minimum consent condition with respect to the Consent Solicitation), subject to applicable law.

10. Withdrawal.  Tenders and consents may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “Description of the Exchange Offer and Consent Solicitation — Withdrawal of Tenders and Revocation of Consents.”

11. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Mail, Hand or Overnight Courier:	By Facsimile (for Eligible Institutions only):

Global Bondholder Services Corporation Attention: Corporate Actions 65 Broadway, Suite 723 New York, New York 10006	(212) 430-3775 Confirm by Telephone: (212) 430-3774

Questions concerning tender or consent procedures and requests for additional copies of the prospectus, the letter of transmittal or any of the other accompanying documents, should be directed to the information agent at the address and telephone number set forth below.

The information agent for the Exchange Offer and the Consent Solicitation is:

GLOBAL BONDHOLDER SERVICES CORPORATION

65 Broadway
Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and brokers: (212) 430-3774
Telephone: (866) 924-2200 (toll-free)

Questions regarding the terms of the Exchange Offer and the Consent Solicitation should be directed to the dealer manager and solicitation agent at the address and telephone number below:

The Dealer Manager and Solicitation Agent for the Exchange Offer and the Consent Solicitation is:

CITIGROUP GLOBAL MARKETS INC.

390 Greenwich Street
4th Floor
New York, New York 10013
Attention: Liability Management Group
Telephone: (800) 558-3745 (toll-free)
(212) 723-6106 (toll)

NAME:
BUSINESS NAME (if different from above):
ADDRESS:
Please check appropriate category: ☐ Individual/Sole Proprietor, ☐ Corporation, ☐ Partnership, ☐ LLC, ☐ Other.
Enter the Tax Classification (D: disregarded entity; C: corporation; P: partnership):
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Exempt PayeePlease mark the box at right if you are exempt from backup withholding. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.	Exempt from backup withholding ☐
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3 — Certification Part 4 — Awaiting TIN ☐
Under penalty of perjury I certify that:

(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

	SIGNATURE	DATE

NAME

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

PAYER’S NAME:
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature      Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FROM ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)(5)

Give the EMPLOYER IDENTIFICATION number
For this type of account:		of —
6.	Disregarded entity not owned by an individual	The owner(5)
7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	The minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or Employer Identification number (if you have one). Do not enter the disregarded entity’s Employer Identification Number.

(4)	First and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

(5)	Caution: A disregarded domestic entity that has a non-U.S. owner must use the appropriate Form W-8. A disregarded foreign entity that has a U.S. owner must use the Substitute Form W-9.

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining a Taxpayer Identification Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or on-line at http://www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS Web Site at http://www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can obtain Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at http://www.irs.gov.

Payees Exempt from Backup Withholding

If you are an exempt payee, enter your name and check the appropriate box for your status, then check the “Exempt payee” box in Part 4, sign and date the form.

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

•	Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock option plan.

•	Payments of patronage dividends where the amount received is not paid in money.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE IRS FORM W-8.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Soliciting Dealer Form
THE GOODYEAR TIRE & RUBBER COMPANY
OFFER TO EXCHANGE
8.75% NOTES DUE 2020
FOR ANY AND ALL OF ITS OUTSTANDING 7.857% NOTES DUE 2011
AND SOLICITATION OF CONSENTS TO AMEND
THE RELATED INDENTURE

Expiration Date: 11:59 p.m., New York City time, March 2, 2010, unless extended

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON MARCH 2, 2010, UNLESS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”). NOTES TENDERED IN THE EXCHANGE OFFER MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE. A HOLDER VALIDLY TENDERING 7.857% NOTES DUE 2011 FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE UNDER WHICH THOSE NOTES WERE ISSUED. CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE. CONSENTS MAY BE REVOKED ONLY BY WITHDRAWING THE RELATED 7.857% NOTES DUE 2011 AND THE WITHDRAWAL OF ANY 7.857% NOTES DUE 2011 WILL AUTOMATICALLY CONSTITUTE A REVOCATION OF THE RELATED CONSENTS.

Deliver to the Exchange Agent:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Mail, Hand or Overnight Courier:	By Facsimile (for Eligible Institutions only):

Global Bondholder Services Corporation Attention: Corporate Actions 65 Broadway, Suite 723 New York, New York 10006	(212) 430-3775 Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED IN THIS FORM SHOULD BE READ CAREFULLY BEFORE THIS FORM IS COMPLETED.

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the accompanying preliminary prospectus dated February 2, 2010 (as the same may be amended or supplemented from time to time, the “Prospectus”) of The Goodyear Tire & Rubber Company (“Goodyear”) and the letter of transmittal and consent (the “Letter of Transmittal”), which together describe (a) the offer of Goodyear (the “Exchange Offer”) to exchange all outstanding 7.857% Notes due 2011 (CUSIP No. 382550AH4) (the “Old Notes”), for their new 8.75% Notes due 2020 (the “New Notes”) and (b) the solicitation of consents (the “Consent Solicitation”) to amend the indenture governing the Old Notes, in each case upon the terms and subject to the conditions described in the Prospectus and the Letter of Transmittal.

In order to be eligible to receive the soliciting dealer fee, a properly completed Soliciting Dealer Form, which is included in this document, must be received by the exchange agent prior to the Expiration Date. Goodyear shall, in its sole discretion, determine whether a broker has satisfied the criteria for receiving a soliciting dealer fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide tenders). Such soliciting dealer fee will be paid within a reasonable amount of time after the Expiration Date.

SOLICITING DEALER FORM

Subject to the conditions set forth in the Prospectus, with respect to any tender by an individual beneficial owner of $250,000 in aggregate principal amount of Old Notes or less that is accepted in the exchange offer and consent solicitation, we will pay the relevant eligible soliciting dealer (as defined in the Prospectus) a soliciting dealer fee of 0.50% on the amount of such tender; provided, however, that in no event will the aggregate amount of soliciting dealer fee due to any individual soliciting dealer institution exceed $250,000. Goodyear shall, in its sole discretion, determine whether a soliciting dealer has satisfied the criteria for receiving a soliciting dealer fee (including, without limitation, the submission of the appropriate documentation without defects or irregularities and in respect of bona fide tenders). Goodyear reserves the right to audit any soliciting dealer to confirm bona fide submission of this form. Such soliciting dealer fee will be paid within a reasonable amount of time after the Expiration Date. Tendering holders will not be obligated to pay brokerage fees or commissions to the dealer manager and solicitation agent, the information agent, the exchange agent, the trustee or Goodyear.

PAYMENT DETAILS

Name of Firm:

Attention:

Address:

Phone Number:

Taxpayer Identification:

Signature:

(Medallion Stamp Required)

By signing this form you hereby confirm that your request for the soliciting dealer fee is bona fide and has been made on behalf of accounts for separate individual beneficial owners tendering Old Notes in an aggregate principal amount of $250,000 or less. Failure to properly complete and execute this form will render the form defective and Goodyear will not honor your request. Any questions as to what constitutes beneficial ownership should be directed to the information agent.

The delivery of this form and acceptance of a soliciting dealer fee by a soliciting dealer will constitute a representation by it that: (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus; (3) in soliciting a tender, it has used no solicitation materials other than those furnished by Goodyear and each holder of Old Notes it has solicited has received a copy of the Prospectus and any amendments or supplements thereto or, concurrently with such solicitation it provided the holder with a copy of the Prospectus and any amendments or supplements thereto; (4) it is not required for any reason to transfer any portion of the soliciting dealer fee to the beneficial owner of the Old Notes tendered hereby; (5) the Old Notes tendered hereby are not for its own account; and (6) if it is a foreign broker or dealer not eligible for membership in the Financial Industry Regulatory Authority, Inc. (“FINRA”), it has agreed to conform to FINRA’s Rules of Fair Practice in making solicitations.

SOLICITING DEALERS SHOULD TAKE CARE TO ENSURE THAT PROPER RECORDS ARE KEPT TO DOCUMENT THEIR ENTITLEMENT TO ANY SOLICITING DEALER FEE. GOODYEAR RESERVES THE RIGHT TO REQUIRE ADDITIONAL INFORMATION IN ITS DISCRETION.

If the space provided in the table below is inadequate, the required information should be listed on a separate schedule and attached to this form.

Principal Amount of
7.857% Notes due 2011
Participant		(CUSIP No. 382550AH4)	Client Account
Number	VOI Number	Tendered	Number(s)

The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Mail, Hand or Overnight Courier:	By Facsimile (for Eligible Institutions only):

Global Bondholder Services Corporation Attention: Corporate Actions 65 Broadway, Suite 723 New York, New York 10006	(212) 430-3775 Confirm by Telephone: (212) 430-3774

Questions concerning tender or consent procedures and requests for additional copies of the prospectus, the letter of transmittal or any of the other accompanying documents, should be directed to the information agent at the address and telephone number set forth below.

The information agent for the Exchange Offer and the Consent Solicitation is:

GLOBAL BONDHOLDER SERVICES CORPORATION

65 Broadway
Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and brokers: (212) 430-3774
Telephone: (866) 924-2200 (toll-free)

Questions regarding the terms of the Exchange Offer and the Consent Solicitation should be directed to the dealer manager and solicitation agent at the address and telephone number below:

The Dealer Manager and Solicitation Agent for the Exchange Offer and the Consent Solicitation is:

CITIGROUP GLOBAL MARKETS INC.
390 Greenwich Street
4th Floor
New York, New York 10013
Attention: Liability Management Group
Telephone: (800) 558-3745 (toll-free)
(212) 723-6106 (toll)